Exhibit 10.2

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 31st day of May, 2012, by and between BMR-3450 MONTE VILLA PARKWAY LLC, a Delaware limited liability company (“Landlord”), and AVI BIOPHARMA, INC., an Oregon corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 27, 2009, as amended by that certain Acknowledgement of Term Commencement Date and Term Expiration Date dated as of October 7, 2009, that certain 1st Amendment to Lease dated as of August 30, 2011, and that certain Second Amendment to Lease dated as of January 31, 2012 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3450 Monte Villa Parkway in Bothell, Washington (the “Building”);

B. WHEREAS, Tenant wants to extend the date for payment of the Lease termination fee; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Amendment to Section 3.2. The first sentence of Section 3.2 of the Lease is amended and restated in its entirety to read as follows:

Tenant shall have the one-time option (the “Termination Option”) to terminate this Lease (except for those provisions that expressly survive the expiration or earlier termination of this Lease) effective as of June 1,2013 (the “Permitted Early Termination Date”), upon delivery of written notice to Landlord no later than June 1, 2012 (the “Termination Notice”), and payment by Tenant to Landlord no later than July 15, 2012, a termination fee (the “Termination Fee”) equal to Two Hundred Ten Thousand Eighty-Nine and 40/100 Dollars ($210,089.40), which Landlord and Tenant agree equals the sum of (a) any unamortized TI Allowance, (b) any unamortized broker fees or commissions, (c) one month of Base Rent at the rate in effect at the time of Tenant’s exercise of the Termination Option and (d) a Three Thousand Dollar ($3,000) fee (the “Carrying Fee”) as consideration for Landlord not requiring Tenant to pay the Termination Fee to Landlord at the time of delivery of the Termination Notice. Notwithstanding anything in this Section to the contrary, if Tenant does not timely pay the Termination Fee to Landlord, then Tenant shall be deemed to have withdrawn the Termination Notice and the Termination Option shall be void and of no further force or effect. If Tenant timely and properly exercises the Termination Option and timely pays the Termination Fee to Landlord, and subsequently (but prior to March 31, 2013) enters into a multi-year lease with an affiliate of Landlord for at least fifteen thousand (15,000) square feet of Rentable Area, then Landlord shall cause such affiliate to make available to Tenant, in addition to any tenant improvement allowance otherwise to be contained in the New Lease, an additional tenant improvement allowance equal to the Termination Fee less the Carrying Fee.

3. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

4. No Default. Tenant represents, warrants and covenants that, to Tenant’s actual knowledge, without inquiry, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

5. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Amended Lease should be sent to:

3450 Monte Villa Pkwy
Suite 101
Bothell, WA 98021
Attn:	Michael Jacobsen

6. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

2

7. Mortgagee Consent. Landlord represents that there is currently no mortgagee with respect to the Property.

8. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

9. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-3450 MONTE VILLA PARKWAY LLC, a Delaware limited liability company

By:
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

AVI BIOPHARMA, INC., an Oregon corporation

By:
Name:	Michael A. Jacobsen
Title:	VP of Finance

STATE OF CALIFORNIA	}	ss.
COUNTY OF

On                 , 2011, before me,                                         , a Notary Public in and for said County and State, personally appeared                                     ,                                     ,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

FOR NOTARY SEAL OR STAMP
Signature

STATE OF WASHINGTON	)
: ss.
COUNTY OF King	)

I certify that I know or have satisfactory evidence that Michael Jacobsen is the person who appeared before me, and s/he acknowledged that s/he signed this instrument, on oath stated that s/he was authorized to execute the instrument and acknowledged it as the VP Finance of AVI BIOPHARMA, a corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

Dated this 31 day of May, 2012.

[Signature of Notary]

[Print Name of Notary]

Notary Public in and for the State of Washington, residing at 3450 Monte Villa Pkwy, Ste 101, Bothell WA 98021.
My commission expires: 16 Oct 2013.

ACKNOWLEDGMENT

State of California

County of San Diego)

On	May 31, 2012	before me,	Kristen M. White, Notary Public
(insert name and title of the officer)

personally appeared Kevin M. Simonsen, Vice President, Real Estate Counsel, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)